UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    June 14, 2013

Service Team Inc.
 (Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

333-178210 (Commission File Number)	61-1653214 (IRS Employer Identification Number)

18482 Park Villa Place, Villa Park, California 92861
Address of principal executive offices)

(714) 538-5214
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanation of Amendment

The original filing on June 14, 2013 the registrant stated in Item 9.01 Financial Statements and Exhibits that it would file the audited financial statements of Trade Leasing Inc., and pro forma showing the effect of the acquisition by amendment on or before August 24, 2013, being the seventy first day after the original filing date of June 14, 2013.  Due to unforeseen difficulties which cannot be resolved without undue time and expense, the registrant has amended Item 9.01 as follows:

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of the Business Acquired.  Audited financial statements of Trade Leasing Inc., and pro forma showing the effect of the acquisition shall be filed by amendment as soon as possible.

(d) Exhibits

Exhibit No.	Description

10.3	Agreement between Trade Leasing Inc. and Service Team Inc.*

* Previously Filed

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

August 14, 2013	Service Team, Inc.

/s/ Carlos Arreola
Carlos Arreola, President